MEMORANDUM OF AGREEMENT made effective the 27th day of November, 2003.

AMONG:

     SHANNON INVESTMENTS LTD. a corporation incorporated under the laws of the Province of Alberta, and having an office at the City of Calgary, Alberta (herein called the "Purchaser")

                                     - and -

     SHANNON INTERNATIONAL RESOURCES INC.. a corporation incorporated under the laws of the State of Nevada, U.S.A., (herein called "Shannon")

                                     - and -

     LOGICAL SEQUENCE INCORPORATED., a corporation incorporated under the laws of the Province of Ontario, (herein called "Logical")



                               ADDENDUM AGREEMENT
                               ------------------

WHEREAS the parties hereto entered into a Share Purchase Agreement dated the 30th day of September, 2003 (the "Agreement") a copy of which is attached hereto for reference; and

WHEREAS the parties hereto wish to amend the Agreement to with respect to the effective date and closing of the Agreement.

NOW THEREFORE THE PARTIES AGREE AS FOLLOWS:

1. The effective date of the Agreement of September 30th , 2003 is hereby rescinded.

2. That Logical Sequence Incorporated shall engage Chartered Public Accountants to audit the financial statements of Logical Sequence Incorporated for it fiscal year ended March 31, 2003 as soon as practical.

3. That the revised effective date of the Agreement shall be December 31, 2003 for purposes of consolidation of the financial statements subject to closing of the agreement.

4. That the closing of the Agreement shall be conditioned upon receipt of said audited financial statements.

5. That all terms and conditions of the Agreement other than as set forth above shall remain unchanged and that the purchase and sale transaction shall be consummated in accordance with the true intention of the parties.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

                              SHANNON INVESTMENTS LTD.

                              Per: /s/ Blair Coady
                                  ----------------------
                              Blair Coady
                              Authorized Signing Officer

                              SHANNON INTERNATIONAL RESOURCES INC.

                              Per: /s/ Blair Coady
                                   ----------------------
                              Blair Coady
                              Authorized Signing Officer

                              LOGICAL SEQUENCE INCORPORATED

                              Per: /s/ James G. Menzies
                                   ----------------------
                              James G. Menzies
                              Authorized Signing Officer